UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-36437	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (203) 674-9695

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission with an effective date of July 10, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 23, 2015, the Company held its 2015 Annual Meeting of Shareholders (the "Annual Meeting").  There were a total of 58,057,493 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting.  A total of 54,951,267 shares of the Company's common stock were represented at the Annual Meeting either in person or by proxy.  At the Annual Meeting, the Company's shareholders voted on the following matters and cast their votes as described below.

1.            The following persons were re-elected as Class II directors of the Company to serve until the Company's 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, removal or earlier termination of their term of office, by the following number of votes:

	Votes For	Votes Withheld	Broker Non-Votes
Øivind Lorentzen	36,701,619	7,010,242	11,239,406
John Lycouris	40,103,620	3,608,241	11,239,406
Ted Kalborg	43,620,401	91,460	11,239,406

2.            The ratification of the appointment of Deloitte Hadjipavlou Sofianos & Cambanis S.A. as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016 was approved by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,927,899	10,623	12,745	-

There were no broker non-votes on Proposal 2.

3.            The adoption of the Company's 2014 Equity Incentive Plan was approved by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,462,498	241,606	7,757	11,239,406

Item 8.01.	Other Events

On July 23, 2015, the Company issued a press release announcing the delivery of the Continental. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORIAN LPG LTD.
(registrant)

Dated: July 28, 2015	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer

EXHIBIT 99.1

Dorian LPG Ltd. Announces Delivery of the Continental

STAMFORD, Conn., July 23, 2015 /PRNewswire/ -- Dorian LPG Ltd. (NYSE: LPG) (the "Company" or "Dorian LPG"), a leading owner and operator of modern Very Large Gas Carriers ("VLGCs"), reported today that it took delivery of the ECO VLGC Continental from Hyundai Samho Heavy Industries. Continental, Dorian LPG's seventh newbuilding delivery, will be operated in the Helios LPG Pool.

About Dorian LPG Ltd.

Dorian LPG is a liquefied petroleum gas shipping company and a leading owner and operator of modern VLGCs. Including the newly-delivered Continental, Dorian LPG currently owns and operates ten modern VLGCs and one pressurized LPG vessel. In addition, Dorian LPG has 12 ECO VLGC newbuildings under construction. Dorian LPG has offices in Connecticut, USA, London, United Kingdom and Athens, Greece.

Forward-Looking Statements

This press release contains "forward-looking statements." Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "may," "should" and similar expressions are forward-looking statements. These statements are not historical facts but instead represent only the Company's belief regarding future results, many of which, by their nature are inherently uncertain and outside of the Company's control. Actual results may differ, possibly materially, from those anticipated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect future results, see the discussion in the Company's Annual Report on Form 10-K, under the heading "Risk Factors." The Company does not assume any obligation to update the information contained in this press release.

For further information:

Ted Young; Chief Financial Officer: Tel.: +1 (203) 674-9695 or IR@dorianlpg.com